SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON , D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                          Date of Report June 30, 2000


                         PREMIER FINANCIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Kentucky                      0-20908                61-1206757
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)         Identification No.)


                            115 North Hamilton Street
                           Georgetown, Kentucky 40324
                 (Address of principal executive office) (Zip Code)


                                 (502) 863-1955
                (Registrant's telephone number, including area code)











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Item 5.  Other Events

A copy of the Corporation's press release, dated June 23, 2000, is provided as an attachment to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PREMIER FINANCIAL BANCORP, INC.

Dated:  June 30, 2000                   /s/Gardner E. Daniel
                                        -------------------------------
                                        Gardner E. Daniel
                                        President & Chief Executive Officer